Q4 2016 Earnings Earnings Release Supplement January 13, 2017 Exhibit 99.2

8%
5%
8%
5%
2%
7%
8%
11%
25%
36%
25%
36%
7%
7%
30%
27%
11%
32%
38%
10%
29%
28%
52%
50%
64%
32%
29%
49%
64%
65%
AUM
Base Fees
AUM
Base Fees
AUM
Base Fees
AUM
Base Fees
Product Type
Client Type
Style
Region
Equity
Fixed
Income
Fixed
Income
Multi-asset
Alternatives
Equity
Multi-asset
Alternatives
Institutional
Institutional
Retail
Retail
iShares
iShares
Active
Active
iShares
iShares
Index
Index
Americas
Americas
EMEA
EMEA
Asia-Pacific
Asia-Pacific
Cash
Cash
Cash
Cash
A broadly diversified business across clients, products and geographies
Q4 2016 Total Base Fees of $2.486 billion
Assets Under Management of $5.148 trillion at December 31, 2016
Note: Base Fees and AUM by region data is based on client domicile.

3%
3%
4%
$88
$70
$(7)
$35
$54
$36
$2
$55
$88
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
5%
5%
4%
4%
3%
Long-term net flows ($ in billions)
Total Long-Term
Retail
iShares
Institutional
$23
$14
$11
$7
$7
$0
$(6)
$(2)
$(2)
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
$44
$35
$11
$23
$60
$24
$16
$51
$49
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
$21
$21
$(29)
$5
$(13)
$12
$(8)
$6
$41
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
LTM organic asset growth rate (%)
LTM organic base fee growth rate (%)
3%
11%
11%
10%
10%
7%
4%
1%
0%
11%
14%
11%
12%
13%
11%
11%
15%
1%
2%
1%
1%
(1)%
(1)%
0%
0%
Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets.
4%
6%
7%
6%
6%
6%
4%
2%
1%
(2)%
13%
2%

Profitability ($ in millions, except per share data)
Net Income and EPS, as adjusted
Operating Income and Margin, as adjusted
For further information and reconciliations between GAAP and as adjusted, see page 12 of this earnings release supplement, notes (1) through (4) in the current earnings release as well as previously filed Form 10-
Ks, 10-Qs and 8-Ks.
Operating Income, as adjusted
Operating Margin, as adjusted
Net Income, as adjusted
EPS, as adjusted
$821
$830
$838
$844
$801
$711
$797
$854
$852
$4.82
$4.89
$4.96
$5.00
$4.75
$4.25
$4.78
$5.14
$5.14
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
$1,154
$1,077
$1,248
$1,227
$1,143
$1,047
$1,179
$1,216
$1,232
43.6%
41.2%
44.9%
43.9%
41.6%
41.6%
43.9%
44.8%
44.4%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
$400
$500
$600
$700
$800
$900
$1,000
$1,100
$1,200
$1,300
$1,400
$1,500
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016

$1.93
$2.18
$2.18
$2.18
$2.18
$2.29
$2.29
$2.29
$2.29
40%
47%
44%
43%
42%
64%
48%
43%
44%
70%
81%
78%
76%
74%
109%
83%
74%
76%
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q4
2015
Q1
2016
Q2
2016
Q3
2016
Q4
2016
(1)
(1)
$275
$275
$275
$300
$275
$275
$275
$275
$250
165.9
166.3
166.6
167.4
168.6
168.7
169.1
169.7
170.4
Q4
2016
Q3
2016
Q2
2016
Q1
2016
Q4
2015
Q3
2015
Q2
2015
Q1
2015
Q4
2014
Capital management (amounts in millions, except per share data)
Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions.
GAAP Dividend Payout Ratio = Dividends declared / GAAP net income.
Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income.
4
(1)
GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the pre-tax restructuring charge of $76 million.
Share Repurchases
Weighted average diluted shares
Dividends
GAAP Dividend Payout Ratio
Total GAAP Payout Ratio
Share repurchases and weighted average diluted shares
Dividends and Payout Ratios

Major market indices and exchange rates
Spot
% Change
12/31/2016 vs.
Average
% Change
Q4
2016 vs.
12/31/2015
9/30/2016
12/31/2016
9/30/2016
12/31/2015
Q4
2015
Q3
2016
Q4
2016
Q3
2016
Q4
2015
Equity Indices:
Domestic
S&P 500
2,044
2,168
2,239
3%
10%
2,053
2,161
2,186
1%
6%
Global
MSCI Barra World Index
1,663
1,726
1,751
1%
5%
1,677
1,712
1,718
-%
2%
MSCI Europe Index
123
116
123
6%
-%
125
115
117
2%
(6)%
MSCI AC Asia Pacific Index
132
140
135
(4)%
2%
132
137
137
-%
4%
MSCI Emerging Markets Index
794
903
862
(5)%
9%
828
887
877
(1)%
6%
S&P Global Natural Resources
2,376
2,930
3,123
7%
31%
2,509
2,888
3,010
4%
20%
Fixed Income Index:
Barclays U.S. Aggregate Bond Index
1,925
2,037
1,976
(3)%
3%
1,933
2,035
1,994
(2)%
3%
Foreign
Exchange Rates:
GBP to USD
1.47
1.30
1.23
(5)%
(16)%
1.52
1.31
1.24
(5)%
(18)%
EUR to USD
1.09
1.12
1.05
(6)%
(4)%
1.09
1.12
1.08
(4)%
(1)%

Source: Bloomberg

$2,837
$2,890
$71
$20
$19
$4
$(1)
$(4)
$(56)
Q3 2016
Performance
Fees
Other
Revenue
Other BRS
Aladdin
Distribution
Fees
Securities
Lending
Base Fees
ex Sec
Lending
Q4 2016
$2,863
$2,890
$25
$18
$17
$8
$1
$(2)
$(40)
Q4 2015
Base Fees ex
Sec Lending
Aladdin
Other
Revenue
Other BRS
Securities
Lending
Distribution
Fees
Performance
Fees
Q4 2016
Quarterly revenue
Q4
2016 Compared to Q4
2015
$27 million
Total Revenue
Q4
2016 Compared to Q3
2016
$53 million
Percentage Change
Year-over-Year
Sequential
Base Fees ex. SL
1%
(2)%
Securities Lending
1%
(3)%
Performance Fees
(24)%
122%
Aladdin
13%
3%
Other BRS
24%
86%
Distribution Fees
(18)%
(10)%
Other Revenue
33%
41%
Total
1%
2%
Q4
2016
$2,890 million
81%
5%
4%
5%
2%
1%
2%
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue

$2,546
$2,486
$2
$(4)
$(4)
$(6)
$(7)
$(10)
$(12)
$(19)
Q3 2016
Non-ETF
FI
iShares
FI
Non-ETF
EQ
Active
FI
Multi-
Asset
iShares
EQ
Alts
Active
EQ
Q4 2016
$2,460
$2,486
$37
$29
$17
$15
$8
$(3)
$(21)
$(23)
$(33)
Q4 2015
iShares
FI
Cash
Active
FI
iShares
EQ
Non-ETF
FI
Non-ETF
EQ
Alts
Active
EQ
Multi-
Asset
Q4 2016
Quarterly investment advisory, administration fees and securities lending revenue
$26 million
$(60) million
16%
27%
7%
17%
7%
3%
11%
7%
5%
Q4
2016: $2,486 million
Q4
2015: $2,460 million
16%
27%
7%
17%
7%
3%
11%
7%
5%
Q3
2016: $2,546 million
7
17%
27%
7%
16%
6%
3%
12%
8%
4%
Investment advisory, administration fees and securities lending revenue
Q4
2016 Compared to Q4
2015
Q4
2016 Compared to Q3
2016
Active Equity
iShares
Equity
Non-ETF Index Equity
Active Fixed Income
iShares
Fixed Income
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash

$1,720
$1,658
$6
$(55)
$(6)
$(4)
$(3)
Q4 2015
G&A
Direct
Fund
Amort - Def
Sales Comm
Comp &
Benefits
Distribution
& Servicing
Q4 2016
$1,621
$1,658
$18
$43
$(17)
$(5)
$(1)
$(1)
Q3 2016
Direct
Fund
Distribution
& Servicing
Amort - Def
Sales Comm
Amort -
Intang
Assets
Comp &
Benefits
G&A
Q4 2016
Quarterly expense
Expense, as adjusted, by category
Q4
2016 Compared to Q4
2015, as adjusted
$(62) million
Q4
2016 Compared to Q3
2016, as adjusted
$37 million
Percentage Change
Year-over-Year
Sequential
Employee Comp. & Benefits
-%
2%
Distribution & Servicing Costs
6%
(4)%
Amort. of Deferred Sales Commissions
(36)%
(13)%
Direct Fund Expense
(3)%
(9)%
General & Administrative
(13)%
14%
Amortization of Intangibles
-%
(4)%
Total
(4)%
2%
Q4
2016
$1,658 million
59%
7%
1%
11%
21%
1%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles
8
Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $7 million in the fourth quarter of 2016, $4 million in fourth quarter of 2015 and $7 million in the third quarter of 2016.  Expense, as adjusted, also includes a non-GAAP adjustment for compensation related to appreciation (depreciation) on certain deferred compensation plans of $2 million in the fourth quarter of 2015.  For further information, see notes (1) through (4) in the current earnings release.

$11,401
$11,155
$67
$66
$1
$(14)
$(14)
$(26)
$(326)
2015
Aladdin
Securities Lending
Other BRS
Other Revenue
Distribution Fees
Base Fees ex
Sec Lending
Performance Fees
2016
Full year revenue
83%
5%
3%
5%
1%
1%
2%
Base Fees ex. Securities Lending
Securities Lending
Performance Fees
Aladdin
Other BRS
Distribution Fees
Other Revenue
2016 Compared to 2015
$(246) million
Total Revenue
Percentage Change
Year-over-Year
Base Fees ex. SL
-%
Securities Lending
13%
Performance Fees
(52)%
Aladdin
13%
Other BRS
1%
Distribution Fees
(25)%
Other Revenue
(6)%
Total
(2)%
Full year 2016
$11,155 million

$9,840
$9,880
$142
$139
$92
$15
$(6)
$(9)
$(100)
$(115)
$(118)
2015
iShares
FI
Cash
Active
FI
Non-ETF
FI
Non-ETF
EQ
Alts
iShares
EQ
Multi-
Asset
Active
EQ
2016
Full year investment advisory, administration fees and securities lending revenue
2016 Compared to 2015
Investment advisory, administration fees and securities lending revenue
$40 million
17%
28%
7%
16%
6%
3%
13%
7%
3%
16%
27%
7%
17%
7%
3%
11%
7%
5%
Full year 2016: $9,880 million
Full year 2015: $9,840 million
10
Active Equity
iShares
Equity
Non-ETF Index Equity
Active Fixed Income
iShares
Fixed Income
Non-ETF Index Fixed Income
Multi-Asset
Alternatives
Cash

$6,706
$6,481
$20
$(122)
$(79)
$(29)
$(14)
$(1)
2015
Comp &
Benefits
G&A
Amort -
Intang
Assets
Amort - Def
Sales Comm
Direct
Fund
Distribution
& Servicing
2016
Full year expense
Expense, as adjusted, by category
2016 Compared to 2015, as adjusted
Expense, as adjusted, includes non-GAAP adjustments related to a restructuring charge of $76 million in 2016 and PNC LTIP funding obligation of $28 million and $30 million in 2016 and 2015, respectively.  Expense, as adjusted, also includes a non-GAAP adjustment for compensation related to appreciation (depreciation) on certain deferred compensation plans of
$1 million in 2015.  For further information, see notes (1) through (4) in the current earnings release.
$(225) million
Percentage Change
Year-over-Year
Employee Comp. & Benefits
(3)%
Distribution & Servicing Costs
5%
Amort. of Deferred Sales Commissions
(29)%
Direct Fund Expense
-%
General & Administrative
(6)%
Amortization of Intangibles
(23)%
Total
(3)%
Full year 2016
$6,481 million
11
58%
7%
1%
12%
20%
2%
Employee Comp. & Benefits
Distribution & Servicing Costs
Amort. of Deferred Sales Commissions
Direct Fund Expense
General & Administration
Amortization of Intangibles

2014
2015
2016
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Operating Income
GAAP
$1,144
$1,067
$1,238
$1,222
$1,137
$963
$1,173
$1,209
$1,225
Non-GAAP
adjustments
10
10
10
5
6
84
6
7
7
As Adjusted
$1,154
$1,077
$1,248
$1,227
$1,143
$1,047
$1,179
$1,216
$1,232
Nonoperating Income
(Expense)
GAAP
$(60)
$16
$(41)
$(48)
$11
$(48)
$(25)
$1
$(38)
Non-GAAP
adjustments
6
(5)
(9)
16
(10)
10
(6)
(2)
-
As Adjusted
$(54)
$11
$(50)
$(32)
$1
$(38)
$(31)
$(1)
$(38)
Net
Income
GAAP
$813
$822
$819
$843
$861
$657
$789
$875
$851
Non-GAAP
adjustments
8
8
19
1
(60)
54
8
(21)
1
As Adjusted
$821
$830
$838
$844
$801
$711
$797
$854
$852
Reconciliation between GAAP and as adjusted ($ in millions)
Non-GAAP
adjustments
include
amounts
related
to
a
restructuring
charge,
PNC
LTIP
funding
obligation,
compensation
related
to
appreciation
(depreciation)
on
certain
deferred
compensation
plans
and
noncash
income
tax
matters,
as
applicable.
For further information and reconciliation between GAAP and as adjusted, see notes (1) through (4) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks.

Important Notes
This
presentation,
and
other
statements
that
BlackRock
may
make,
may
contain
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act,
with
respect
to
BlackRock’s
future
financial
or
business
performance,
strategies
or
expectations.
Forward-looking
statements
are
typically
identified
by
words
or
phrases
such
as
“trend,”
“potential,”
“opportunity,”
“pipeline,”
“believe,”
“comfortable,”
“expect,”
“anticipate,”
“current,”
“intention,”
“estimate,”
“position,”
“assume,”
“outlook,”
“continue,”
“remain,”
“maintain,”
“sustain,”
“seek,”
“achieve,”
and
similar
expressions,
or
future
or
conditional
verbs
such
as
“will,”
“would,”
“should,”
“could,”
“may”
and
similar
expressions.
BlackRock
cautions
that
forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-
looking
statements
speak
only
as
of
the
date
they
are
made,
and
BlackRock
assumes
no
duty
to
and
does
not
undertake
to
update
forward-looking
statements.
Actual
results
could
differ
materially
from
those
anticipated
in
forward-looking
statements
and
future
results
could
differ
materially
from
historical
performance.
In
addition
to
risk
factors
previously
disclosed
in
BlackRock’s
Securities
and
Exchange
Commission
(“SEC”)
reports
and
those
identified
elsewhere
in
this
earnings
release,
the
following
factors,
among
others,
could
cause
actual
results
to
differ
materially
from
forward-looking
statements
or
historical
performance:
(1)
the
introduction,
withdrawal,
success
and
timing
of
business
initiatives
and
strategies;
(2)
changes
and
volatility
in
political,
economic
or
industry
conditions,
the
interest
rate
environment,
foreign
exchange
rates
or
financial
and
capital
markets,
which
could
result
in
changes
in
demand
for
products
or
services
or
in
the
value
of
assets
under
management;
(3)
the
relative
and
absolute
investment
performance
of
BlackRock’s
investment
products;
(4)
the
impact
of
increased
competition;
(5)
the
impact
of
future
acquisitions
or
divestitures;
(6)
the
unfavorable
resolution
of
legal
proceedings;
(7)
the
extent
and
timing
of
any
share
repurchases;
(8)
the
impact,
extent
and
timing
of
technological
changes
and
the
adequacy
of
intellectual
property,
information
and
cyber
security
protection;
(9)
the
potential
for
human
error
in
connection
with
BlackRock’s
operational
systems;
(10)
the
impact
of
legislative
and
regulatory
actions
and
reforms,
including
the
Dodd-Frank
Wall
Street
Reform
and
Consumer
Protection
Act,
and
regulatory,
supervisory
or
enforcement
actions
of
government
agencies
relating
to
BlackRock
or
PNC;
(11)
terrorist
activities,
international
hostilities
and
natural
disasters,
which
may
adversely
affect
the
general
economy,
domestic
and
local
financial
and
capital
markets,
specific
industries
or
BlackRock;
(12)
the
ability
to
attract
and
retain
highly
talented
professionals;
(13)
fluctuations
in
the
carrying
value
of
BlackRock’s
economic
investments;
(14)
the
impact
of
changes
to
tax
legislation,
including
income,
payroll
and
transaction
taxes,
and
taxation
on
products
or
transactions,
which
could
affect
the
value
proposition
to
clients
and,
generally,
the
tax
position
of
the
Company;
(15)
BlackRock’s
success
in
negotiating
distribution
arrangements
and
maintaining
distribution
channels
for
its
products;
(16)
the
failure
by
a
key
vendor
of
BlackRock
to
fulfill
its
obligations
to
the
Company;
(17)
any
disruption
to
the
operations
of
third
parties
whose
functions
are
integral
to
BlackRock’s
ETF
platform;
(18)
the
impact
of
BlackRock
electing
to
provide
support
to
its
products
from
time
to
time
and
any
potential
liabilities
related
to
securities
lending
or
other
indemnification
obligations;
and
(19)
the
impact
of
problems
at
other
financial
institutions
or
the
failure
or
negative
performance
of
products
at
other
financial
institutions.
This
presentation
also
includes
non-GAAP
financial
measures.
You
can
find
our
presentations
on
the
most
directly
comparable
GAAP
financial
measures
calculated
in
accordance
with
GAAP
and
our
reconciliations
on
page
12
of
this
earnings
release
supplement,
our
current
earnings
release
dated
January
13,
2017,
and
BlackRock’s
other
periodic
reports,
which
are
available
on
BlackRock’s
website
at
www.blackrock.com.
13